EXHIBIT 32.1

                          E-SMART TECHNOLOGIES, INC.

                    CERTIFICATION PURSUANT TO SECTION 906
                      OF THE SARBANES-OXLEY ACT OF 2003

In connection with the Quarterly Report of e-Smart Technologies, Inc. on Form 10-QSB for the quarterly period ended September 30, 2004, as filed with the Securities and Exchange Commission on November 15, 2004 (the "Report"), the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2003, that:

	(1) The Report fully complies with requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

	(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of e-Smart Technologies, Inc.

Date:  November 15, 2004


/s/     Mary A. Grace
------------------------
Chief Executive Officer
and Chief Financial Officer